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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      November 17, 2000
                                                           -----------------

                         L-3 Communications Holdings, Inc.
                         L-3 Communications Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          001-14141                                13-3937434
          333-46983                                13-3937436
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    (Commission File Number)            (IRS Employer Identification No.)

600 Third Avenue, New York, New York                                 10016
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 697-1111
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              (Registrant's Telephone Number, Including Area Code)
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Item 5. Other Events

     On November 16, 2000 - L-3 Communications (NYSE:LLL) announced that it has sold $250 million in 5 1/4% Convertible Senior Subordinated Notes due 2009 in a private placement. The company could generate total proceeds of $300 million in aggregate principal amount of notes, if the over allotment option is exercised in full. The notes may be converted into the company's common stock at $81 1/2 per share, a premium equivalent to 22.3% over the November 16, 2000 closing price of $66 5/8.

     The company offered these securities in a private placement to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933.

     L-3 Communications intends to use the net proceeds from the offering to repay existing debt under its Senior Credit Facilities and for general corporate purposes, including potential acquisitions.

     These notes and the common stock issuable upon conversion of these notes have not been registered under the Securities Act of 1933, as amended or any state securities laws, and are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act. Unless so registered, the notes and common stock issued upon conversion of the notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

Exhibit Number                Title
--------------                -----

      99                      Press Release of L-3 Communications dated
                              November 16, 2000 (p. 4).

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         L-3 COMMUNICATIONS HOLDINGS, INC.

                                         By: /s/ Robert V. LaPenta
                                            ------------------------------------
                                         President and Chief Financial Officer


                                         L-3 COMMUNICATIONS CORPORATION


Date November 17, 2000                   By: /s/ Robert V. LaPenta
     -----------------                       -----------------------------------
                                         President and Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit Number                Title
--------------                -----

      99                      Press Release of L-3 Communications dated
                              November 16, 2000 (p. 4).



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